SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

December 30, 2009

Date of Report (Date of earliest event reported)

WINDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information in Item 2.03 of this Form 8-K is hereby incorporated into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 30, 2009 (the “Closing Date”), Windstream Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it had completed its previously announced private offering of $700 million aggregate principal amount of 7.875% Senior Notes due 2017 (the “Additional Notes”), which were issued as additional notes under an Indenture, dated October 8, 2009 (the “Indenture”), among the Company, certain subsidiaries of the Company named therein as guarantors and U.S. Bank National Association, as trustee, pursuant to which the Company previously issued $400 million aggregate principal amount of such 7.875% Senior Notes due 2017 on October 8, 2009 (the “Initial Notes” and, together with the Additional Notes, the “Notes”). The Additional Notes have identical terms as the Initial Notes and will be treated together with the Initial Notes as a single class for all purposes under the Indenture. A summary description of the terms of the Initial Notes and the Indenture is contained in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 14, 2009 (the “October 8-K”) and is incorporated by reference herein. The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the full text of the Indenture and the form of the Notes, copies of which are attached as Exhibits 4.1 and 4.2, respectively, to the October 8-K, and are incorporated by reference herein. The Additional Notes were offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Company expects to use the net proceeds of the offering of Additional Notes to finance the cash portion of the purchase price of the previously announced acquisition of NuVox, Inc. (“NuVox”), to repay outstanding indebtedness of NuVox and to pay related transaction fees and expenses. Remaining net proceeds of the offering will be used for general corporate purposes, which may include the funding of pending or future acquisitions.

In connection with the issuance of the Additional Notes, the Company entered into a Registration Rights Agreement, dated as of the Closing Date (the “Registration Rights Agreement”), among the Company, the guarantors party thereto, and Banc of America Securities LLC and Wells Fargo Securities, LLC as representatives of the several initial purchasers (the “Initial Purchasers”) of the Additional Notes. Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement (the “Exchange Offer Registration Statement”) with the SEC with respect to a registered offer (the “Registered Exchange Offer”) to exchange the Additional Notes for new notes of the Company (the “Exchange Notes”) having terms substantially identical in all material respects to the Additional Notes within 120 days of October 8, 2009 (the “Original Issuance Date”), and to use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act, within 180 days after the Original Issuance Date. The Exchange Notes will generally be freely transferable under the Securities Act.

In addition, the Company has agreed under certain circumstances to file one or more shelf registration statements to cover resales of the Additional Notes. In the event that (i) applicable interpretations of the staff of the SEC do not permit the Company to effect a Registered Exchange Offer, (ii) for any other reason the Registered Exchange Offer is not consummated within 210 days of the Original Issuance Date, (iii) an Initial Purchaser notifies the Company following consummation of the Registered Exchange Offer that Additional Notes held by such Initial Purchaser are not eligible to be exchanged for the Exchange Notes in the Registered Exchange Offer, or (iv) certain holders of the Additional Notes are not permitted to participate in the Registered Exchange Offer or do not receive fully tradable Exchange Notes pursuant to the Registered Exchange Offer, the Company will, at its cost, (a) promptly file and use its commercially reasonable efforts to cause to become effective no later than 210 days after the Original Issuance Date a shelf registration statement with the SEC covering resales of the Additional Notes and (b) use its commercially reasonable efforts to keep the shelf registration statement continuously effective for a period of two years after its effective date (subject to certain exceptions).

If the Company fails to satisfy these obligations and its other obligations as set forth in the Registration Rights Agreement, the Company will be required to pay additional interest to the holders of the Additional Notes. The Company agreed that if: (i) it does not file an Exchange Offer Registration Statement with respect to the Additional Notes with the SEC on or prior to the 120th day following the Original Issuance Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th calendar day following the Original Issuance Date, or (iii) the Exchange Offer is not consummated or a shelf registration statement is not declared effective, in each case on or prior to the 210th day following the Original Issuance Date, (any event described in (i) through (iii) being referred to individually as a “Registration Default”), then the Company will pay additional cash interest on the Additional Notes. The rate of the additional interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. The Company will pay such additional interest on regular interest payment dates. Such additional interest will be in addition to any other interest payable from time to time with respect to the Additional Notes and the Exchange Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company believes are reasonable but are not guarantees of future events and results. Actual future events and results of the Company may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: further adverse changes in economic conditions in the markets served by the Company; the extent, timing and overall effects of competition in the communications business; continued access line loss; the impact of new, emerging or competing technologies; the adoption of intercarrier compensation and/or universal service reforms by the Federal Communications Commission or Congress that results in a significant loss of revenue to the Company; the risks associated with the integration of acquired businesses or the ability to realize anticipated synergies, cost savings and growth opportunities; the availability and cost of financing in the corporate debt markets; the potential for adverse changes in the ratings given to the Company’s debt securities by nationally accredited ratings organizations; the effects of federal and state legislation, rules and regulations governing the communications industry; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unexpected results of litigation; unexpected rulings by state public service commissions in proceedings regarding universal service funds, inter carrier compensation or other matters that could reduce revenues or increase expenses; the effects of work stoppages; the impact of equipment failure, natural disasters or terrorist acts; earnings on pension plan investments significantly below the Company’s expected long term rate of return for plan assets; unexpected adverse results relating to the relocation of the Company’s data center; and those additional factors under the caption “Risk Factors” in the Company’s Form 10-K for the year ended Dec. 31, 2008, and in subsequent filings with the Securities and Exchange Commission. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements contained in this Current Report on Form 8-K should be considered in connection with information regarding risks and uncertainties that may affect the Company’s future results included in the Company’s filings with the SEC at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Registration Rights Agreement dated December 30, 2009, among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors and Banc of America Securities LLC and Wells Fargo Securities, LLC

99.1	Press Release dated December 30, 2009 regarding completion of offering of Additional Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 30, 2009

WINDSTREAM CORPORATION

By:	/S/ JOHN P. FLETCHER
Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel

Exhibit List

4.1	Registration Rights Agreement dated December 30, 2009 among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors and Banc of America Securities LLC and Wells Fargo Securities, LLC

99.1	Press Release dated December 30, 2009 regarding completion of offering of Additional Notes

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